UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2019 – November 30, 2019

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

11.30.2019 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Taxable Municipal Managed Duration Trust

Beginning on January 1, 2021, paper copies of the Trust's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Trust electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Trust's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GBAB-SAR-1119

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Trust and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	November 30, 2019

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the six-month period ended November 30, 2019.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in a diversified portfolio of taxable municipal securities, and may invest up to 20% of Managed Assets in securities other than taxable municipal securities.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2019, the Trust provided a total return based on market price of 3.90% and a total return based on NAV of 3.07%. As of November 30, 2019, the Trust’s market price of $23.51 per share represented a premium of 3.80% to its NAV of $22.65 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.42% based on the Trust’s closing market price of $23.51 on November 30, 2019. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 16, and Note 2(f) on page 41 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 59 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2019

shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.
To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Trust’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
December 31, 2019

4 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2019

U.S. real gross domestic product (“GDP”) growth held roughly steady at a 2.1% annualized rate in the third quarter of 2019 versus 2.0% in the second quarter. The data showed a moderation in government spending and personal consumption expenditure growth, which came in at a 3.1% annualized rate after an unsustainably strong 4.6% reading in the prior quarter. However, this was largely offset by a smaller drag from inventories and net exports.
Despite the pullback in consumer spending growth, the U.S. household sector has remained a bright spot, as clouds have gathered over the global economy. The manufacturing sector has borne the brunt of the escalation in U.S.-China tariffs, while also contending with headwinds in the form of U.S. dollar appreciation and weakness in foreign demand. Beyond the U.S., the trade conflict and China’s ongoing financial deleveraging have detracted from global trade volumes, which are contracting on a year-over-year basis for the first time since 2009. The global trade recession has weighed on GDP growth in economies that are particularly trade- and investment-oriented. Real GDP growth in China slowed to 6.0% year over year in the third quarter, the slowest pace in several decades, while German GDP grew by just 0.3% annualized in the third quarter of 2019 after contracting by 1.0% in the prior quarter.
The good news is that the manufacturing sector represents only 11.0% of U.S. GDP and 8.4% of non-farm payrolls. We see encouraging signs of an upturn in goods production, which a tentative U.S.-China trade truce should support. Meanwhile, growth in the much larger services sector has moderated, with real personal spending on services having softened over the past year. Also noteworthy to us was the decline in the employment diffusion index of the IHS Markit purchasing managers index (“PMI”) for services, which fell to 47.5 in October before rebounding in November and December. Global PMIs also showed a sequential improvement in labor market conditions in November.
Fiscal policy is estimated to have boosted U.S. real GDP growth by about 0.6% in 2019. This substantial fiscal support should fade in 2020, resulting in no contribution to growth (a -0.6% shift in the growth impulse). We expect the U.S. Federal Reserve (the “Fed”) to remain on hold in the near term, with monetary policymakers having indicated that the bar is high for further rate changes. This message has since been reinforced by the Fed’s senior leadership, who have noted that “monetary policy is in a good place.” The recent rally in stocks and bear steepening (widening caused by long-term interest rates increasing at a faster rate than short-term rates) of the yield curve suggests that markets agree.
The Fed’s mid-cycle adjustment appears to have successfully staved off recession. The expansion will likely continue in the near term with the help of global monetary easing efforts that are helping to drive risk assets higher. Year-to-date performance across different asset classes shows rates and cyclical equities both delivering better returns than credit, although the Fed’s easing will likely allow risks to build in certain areas of the credit markets. For now, we continue to focus on income and capital preservation.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited)	November 30, 2019

Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Allen Li, CFA Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the six-month period ended November 30, 2019.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities. Under normal market conditions, the Trust will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including tax-exempt municipal securities, from which interest income is exempt from regular U.S. federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans, and other income-producing securities.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.
Any change in the Build America Bonds market?
Mainly that 2019 marked the highest taxable new issuance since the BABs program in 2009–2010, as crossover buyers attracted to name diversification, lower default probability, healthy ESG factors, and lower correlations to corporate markets, welcomed the surge in taxable new issuance. In addition, about $21 billion in callable BABs could get refunded through the tax-exempt market in 2020.
Following the 2009 financial crisis, BABs were created to support job-creating projects funded by the public finance market. Proceeds were commonly used to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings. Although interest received on

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

BABs are subject to U.S. federal income tax, issuers of these securities are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds. As a result of this tax provision, interest rates on BABs were relatively competitive from the perspectives of both investors and issuers.
Because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited. Nearly $200 billion in BABs were issued before the program ended in 2010.
BABs have a feature that provides issuers the option to redeem the BABs if the U.S. government reduces the subsidy to the municipality. In 2013, the U.S. Congress mandated sequestration, which included a reduction to BABs’ federal subsidy. In recent years, federal subsidy payments have been cut by about 6% (the reduction for 2020 is 5.9%), and cuts are scheduled to continue through 2027. The subsidy cuts effectively increase borrowing costs for issuers and cause BABs to become callable. Nevertheless, the subsidy still in effect remains attractive to issuers, so relatively few BABs have been called.
How did the Trust perform for the six-month period ended November 30, 2019?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2019, the Trust provided a total return based on market price of 3.90% and a total return based on NAV of 3.07%. As of November 30, 2019, the Trust’s market price of $23.51 per share represented a premium of 3.80% to its NAV of $22.65 per share. As of May 31, 2019, the Trust’s market price of $23.38 per share represented a premium of 2.95% to its NAV of $22.71 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.42% based on the Trust’s closing market price of $23.51 on November 30, 2019. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 16, and Note 2(f) on page 41 for more information on distributions for the period.
Why did the Trust accrue excise tax during the six-month period ended November 30, 2019?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Trust’s Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
How did other markets perform in this environment for the six-month period ended November 30, 2019?

Index	Total Return
ICE Bank of America Merrill Lynch Build America Bond Index	4.57%
Bloomberg Barclays Taxable Municipal Index	4.25%
Bloomberg Barclays Municipal Bond Index	2.39%
Bloomberg Barclays U.S. Aggregate Bond Index	3.81%
Bloomberg Barclays U.S. Corporate High Yield Index	4.27%
Credit Suisse Leveraged Loan Index	1.21%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	1.95%
S&P 500 Index	15.26%

What was notable in the municipal market for the six-month period ended November 30, 2019?
After reaching all-time lows in municipal-to-Treasury ratios in May, municipals’ performance began to experience relative softness for the rest of the period. While long-duration Treasury yields fell to all-time lows in August, ratios reset to higher levels, contributing in September to the end of 10 consecutive months of positive performance for the Bloomberg Barclays Municipal Bond index. The municipal market’s streak of consecutive weekly inflows continued for 2019, reaching 47 weeks according to Lipper, accumulating to $77 billion in 2019 through period end.
Gross municipal issuance in 2019 is comfortably ahead of that in 2018, with annual supply approaching $400 billion in 2019 following a five-year low of $339 billion in 2018. Taxable municipal new issue volume was the driver of new supply—accounting for 14% of total issuance, up from only about 8% annually over the past five years.
Since September, issuers have capitalized on the Treasury rally by issuing taxable bonds not only for new money, but for advance refunding of tax-exempt bonds. Although the Tax Cuts and Jobs Act eliminated advance refundings with tax-exempt bonds, the arithmetic of the current rate environment has encouraged issuers to execute similar financing strategies with taxable bonds several years ahead of par call dates. Low absolute yields afforded issuers very low negative arbitrage (i.e., the difference between escrow earnings and borrowing rates until the call date) that can be dwarfed by the cost savings of replacing 5% coupons on tax-exempt bonds with borrowing rates near 3%.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

The momentum of this supply phenomenon has broadened the municipal demand base and supported a bullish backdrop for the tax-exempt market, particularly for bonds with shorter call dates. The series of favorable technical factors throughout the year has helped push credit spreads to the tightest levels in the past decade. Meanwhile, state and local governments’ debt and unfunded pension liabilities have remained above 400% of tax revenues since the last recession. We believe this cognitive dissonance provides an opportunity to forgo very marginal carry in order to be selective and move up significantly in credit quality.
Historical default rates for municipals remain low. For the third quarter of 2019, Moody’s recorded an upgrade-to-downgrade ratio of 1.9, which included 148 upgrades and 78 downgrades. The quarter marked the ninth consecutive quarter of upgrades outpacing downgrades.
Discuss Trust asset allocation and respective performance for the six-month period ended November 30, 2019.
The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipal bond securities was approximately 81%.
The balance of the Trust’s Managed Assets was invested in high yield corporate bonds, ABS, bank loans, and non-taxable municipal securities, such as tax-exempt municipal bonds. The exposure to leveraged credit and ABS contributed to Trust performance, as these sectors had positive returns over the period with low correlation to the Trust’s core holdings.
Performance was driven by favorable security selection, sector allocation and the use of leverage to enhance the Trust’s returns.
Rate positioning detracted from returns, as the Trust maintained a shorter duration profile versus that of the index as Treasuries rallied. The Trust continued to focus on A-rated taxable municipals in credit selection. Given increased market volatility and idiosyncratic weakness, the Trust continues to seek attractive risk-adjusted investment opportunities.
The Trust used interest rate swaps during the period primarily as a buffer against potential increases in the Trust’s cost of leverage. The use of interest rate swaps detracted from Trust performance for the period.
Discuss the Trust’s duration.
The Sub-Adviser employs investment and trading strategies that seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At November 30, 2019, the Trust’s duration was approximately six years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.)

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.
Discuss the Trust’s use of leverage.
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return based on NAV during the period.
The Trust utilizes leverage as part of its investment strategy to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of November 30, 2019, the Trust’s leverage was approximately 28% of Managed Assets (including the proceeds of leverage), compared with about 20% at the beginning of the period. The Trust currently employs leverage through reverse repurchase agreements with six counterparties and a credit facility with a major bank.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The ICE Bank of America Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass.
These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice, or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment, or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates.
There can be no assurance that the Trust will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for, or in connection with, the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

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TRUST SUMMARY (Unaudited)	November 30, 2019

Trust Statistics
Share Price	$23.51
Net Asset Value	$22.65
Premium to NAV	3.80%
Net Assets ($000)	$400,890

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED NOVEMBER 30, 2019
Six month					Since
	(non-	One	Three	Five	Inception
annualized)		Year	Year	Year	(10/28/10)
Guggenheim Taxable Municipal Managed Duration Trust
NAV	3.07%	9.78%	6.31%	5.98%	8.98%
Market	3.90%	18.35%	10.98%	8.72%	9.19%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	108.6%
Closed-End Funds	18.2%
Corporate Bonds	5.4%
Senior Floating Rate Interests	3.3%
Asset-Backed Securities	1.0%
Collateralized Mortgage Obligations	0.5%
Money Market Fund	0.2%
Common Stocks	0.0%*
Total Investments	137.2%
Other Assets & Liabilities, net	(37.2%)
Net Assets	100.0%

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

* Less than 0.1%.

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TRUST SUMMARY (Unaudited) continued	November 30, 2019

Ten Largest Holdings	% of Total Net Assets
Los Angeles Department of Water & Power System Revenue Bonds, Build
America Bonds, 7.00%	5.3%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.9%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds, 7.10%	3.9%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	3.6%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds, 7.09%	3.5%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds - (Federally Taxable -
Direct Subsidy), 6.00%	3.3%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	3.1%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds, 7.10%	2.9%
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B, 6.88%	2.8%
California, General Obligation Bonds, Various Purpose, Taxable Build
America Bonds, 7.70%	2.6%
Top Ten Total	34.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

14 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

TRUST SUMMARY (Unaudited) continued	November 30, 2019

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AAA	0.4%
AA	48.2%
A	21.3%
BBB	7.2%
BB	6.4%
B	1.1%
CCC	0.2%
NR**	1.8%
Other Instruments
Closed-End Funds	13.2%
Money Market Fund	0.2%
Common Stocks	0.0%***
Total Investments	100.0%

*
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rate securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.
***	Less than 0.1%.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 15

TRUST SUMMARY (Unaudited) continued	November 30, 2019

16 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2019

	Shares	Value

COMMON STOCKS† – 0.0%
Energy – 0.0%
SandRidge Energy, Inc.*	9,544	$ 31,400

Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc.*,†††,1,2	17,838	31,150

Industrial – 0.0%
BP Holdco LLC*,†††,1,2	15,619	5,515
Vector Phoenix Holdings, LP*,†††,1	15,619	1,307
Total Industrial		6,822
Total Common Stocks
(Cost $115,906)		69,372

CLOSED-END FUNDS† – 18.2%
BlackRock Taxable Municipal Bond Trust	1,044,881	24,941,309
Nuveen Taxable Municipal Income Fund	521,465	11,289,717
Nuveen AMT-Free Quality Municipal Income Fund	441,210	6,221,061
Nuveen Quality Municipal Income Fund	383,883	5,543,271
Nuveen AMT-Free Municipal Credit Income Fund	311,829	5,036,038
Invesco Municipal Opportunity Trust	292,274	3,627,120
Invesco Trust for Investment Grade Municipals	250,383	3,172,353
Invesco Municipal Trust	238,904	2,926,574
BlackRock MuniVest Fund, Inc.	274,679	2,477,605
Nuveen California Quality Municipal Income Fund	140,274	2,092,888
Invesco Advantage Municipal Income Trust II	173,837	1,931,329
BNY Mellon Strategic Municipals, Inc.	170,865	1,460,896
Eaton Vance Municipal Income Trust	86,288	1,111,389
DWS Municipal Income Trust	63,251	726,754
Nuveen California AMT-Free Quality Municipal Income Fund	5,040	75,298
BlackRock Municipal Income Trust	4,970	69,182
BlackRock MuniEnhanced Fund, Inc.	45	500
Total Closed-End Funds
(Cost $74,002,463)		72,703,284

MONEY MARKET FUND† – 0.2%
Dreyfus Treasury Securities Cash Management Fund – Institutional Shares 1.52%[3]	895,921	895,921
Total Money Market Fund
(Cost $895,921)		895,921

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.6%
California – 21.3%
Los Angeles Department of Water & Power System Revenue Bonds,
Build America Bonds[8]
7.00% due 07/01/41[4]	$ 20,000,000	$ 21,065,700
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[8]
7.10% due 08/01/40	7,785,000	11,718,916
6.80% due 08/01/30	2,245,000	3,066,019
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School
Construction Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	11,156,200
California, General Obligation Bonds, Various Purpose, Taxable Build
America Bonds[8]
7.70% due 11/01/30[4]	10,000,000	10,523,400
Long Beach Unified School District, California, Qualified School
Construction Bonds, Federally Taxable, Election of 2008, General
Obligation Bonds
5.91% due 08/01/25	7,500,000	8,607,600
Riverside Community College District General Obligation Unlimited
7.02% due 08/01/40[4]	5,000,000	5,170,550
Sonoma Valley Unified School District General Obligation Unlimited
7.12% due 08/01/28	3,330,000	3,433,064
California Housing Finance Agency Revenue Bonds
3.66% due 02/01/29[4]	3,000,000	3,169,320
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	2,190,180
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America Bonds,
Federally Taxable[8]
7.25% due 08/01/28[4]	1,025,000	1,300,141
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified
School Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,169,120
Cypress Elementary School District (Orange County, California), General
Obligation Bonds, Direct-Pay Qualified School Construction
Bonds, 2008 Election
6.65% due 08/01/25	660,000	776,503
6.05% due 08/01/21[4]	235,000	246,106
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	592,200
California State University Revenue Bonds
3.90% due 11/01/47	500,000	562,525
Culver Redevelopment Agency Successor Agency Tax Allocation
8.00% due 11/01/20	405,000	427,554

See notes to financial statements.

18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.6% (continued)
California – 21.3% (continued)
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	$ 250,000	$ 264,613
Anaheim Redevelopment Agency Successor Agency Tax Allocation
7.06% due 02/01/20	10,000	10,085
Orange County Local Transportation Authority Revenue Bonds
6.21% due 02/15/20	5,000	4,995
Total California		85,454,791

Washington – 10.4%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[8]
7.40% due 04/01/41[4]	6,675,000	10,333,434
7.10% due 04/01/32	3,325,000	4,484,893
Washington State Convention Center Public Facilities District, Lodging
Tax Bonds, Taxable Build America Bonds[8]
6.79% due 07/01/40	5,000,000	6,942,000
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[8]
6.50% due 05/01/30[4]	5,000,000	6,324,150
Public Hospital District No. 1, King County, Washington, Valley Medical
Center, Hospital Facilities Revenue Bonds
8.00% due 06/15/20[4]	5,800,000	5,989,196
City of Anacortes Washington Utility System Revenue Bonds
6.48% due 12/01/30[4]	5,000,000	5,205,450
City of Auburn Washington Utility System Revenue Bonds
6.40% due 12/01/30	2,000,000	2,086,620
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	314,295
Total Washington		41,680,038

Illinois – 8.4%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds,
Build America Program, Taxable[8]
8.15% due 04/01/41	5,000,000	5,083,150
7.95% due 04/01/35	4,500,000	4,573,440
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project
Bonds, Taxable Build America Bonds[8]
6.90% due 01/01/40[4]	5,100,000	7,111,236
Illinois, General Obligation Bonds, Taxable Build America Bonds[8]
7.35% due 07/01/35[4]	5,000,000	6,041,000
Chicago, Illinois, Second Lien Water Revenue Bonds,
Taxable Build America Bonds[8]
6.74% due 11/01/40	2,990,000	4,253,215
Southwestern Illinois Development Authority Revenue Bonds
7.23% due 10/15/35	3,000,000	3,054,300

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.6% (continued)
Illinois – 8.4% (continued)
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Project,
Build America Bonds[8]
7.03% due 04/15/32	$ 2,000,000	$ 2,035,200
State of Illinois General Obligation Unlimited
6.63% due 02/01/35[4]	930,000	1,087,226
6.73% due 04/01/35[4]	200,000	233,370
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	210,815
Chicago Midway International Airport Revenue Bonds
7.17% due 01/01/20	15,000	15,061
Total Illinois		33,698,013

Pennsylvania – 6.9%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds - (Federally
Taxable - Direct Subsidy)
6.00% due 09/01/30[4]	10,330,000	12,985,017
Pittsburgh, Pennsylvania, School District, Taxable Qualified School
Construction Bonds
6.85% due 09/01/29[4]	6,895,000	9,333,279
Lebanon Authority Revenue Bonds
7.14% due 12/15/35	4,865,000	4,961,959
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	205,000	204,846
Total Pennsylvania		27,485,101

New York – 6.5%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds[8]
8.57% due 11/01/40[4]	10,010,000	14,427,013
Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Taxable Build America Bonds[8]
6.55% due 11/15/31	5,000,000	6,498,300
7.13% due 11/15/30	5,000,000	5,239,500
Total New York		26,164,813

New Jersey – 6.5%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[8]
7.10% due 01/01/41	10,000,000	15,615,100
Camden County Improvement Authority Revenue Bonds
7.75% due 07/01/34[4]	8,000,000	8,219,360
7.85% due 07/01/35	2,000,000	2,055,080
Total New Jersey		25,889,540

See notes to financial statements.

20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.6% (continued)
Texas – 6.1%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds[8]
7.09% due 01/01/42[4]	$ 10,020,000	$ 14,196,436
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds[8]
6.70% due 08/15/36[4]	10,000,000	10,322,000
North Texas Tollway Authority Revenue Bonds
8.91% due 02/01/20	5,000	5,008
Total Texas		24,523,444

Indiana – 5.6%
Noblesville Multi-School Building Corporation, Hamilton County,
Indiana, Taxable Unlimited Ad Valorem Property Tax First
Mortgage Bonds, Build America Bonds[8]
6.50% due 01/15/21	10,000,000	10,510,100
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30	8,690,000	8,909,770
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	2,997,205
Total Indiana		22,417,075

Michigan – 4.6%
Detroit City School District General Obligation Unlimited
6.85% due 05/01/40[4]	5,000,000	5,076,500
7.75% due 05/01/39[4]	2,640,000	3,946,351
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable Qualified
School Construction Bonds
6.65% due 05/01/29	2,640,000	3,352,747
Fraser Public School District, Macomb County, Michigan, General
Obligation Federally Taxable School Construction Bonds,
2011 School Building and Site Bonds
6.05% due 05/01/26	3,000,000	3,167,760
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/41	1,555,000	1,625,022
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26[4]	1,000,000	1,015,450
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	415,000	440,000
Total Michigan		18,623,830

West Virginia – 3.9%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[8]
7.65% due 04/01/40[4]	10,000,000	15,828,100

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.6% (continued)
Georgia – 3.3%
Central Storage Safety Project Trust
4.82% due 02/01/38[4,5]	$ 7,000,000	$ 7,641,766
Georgia Municipal Association, Inc., Certificates of Participation,
DeKalb County Public Schools Project
5.21% due 12/01/22[4]	5,000,000	5,450,250
Total Georgia		13,092,016

Oklahoma – 3.1%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28[4]	10,950,000	12,463,071
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	163,780
Total Oklahoma		12,626,851

Colorado – 2.8%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds[8]
7.02% due 03/15/21[4]	7,500,000	7,984,575
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	3,236,450
Total Colorado		11,221,025

Ohio – 2.6%
American Municipal Power, Inc., Combined Hydroelectric Projects
Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[4]	5,000,000	6,423,100
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,605,075
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	1,165,000	1,195,523
Total Ohio		10,223,698

Alabama – 2.5%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
Direct-Pay Build America Bonds[8]
7.20% due 09/01/38[4]	5,000,000	5,103,150
7.10% due 09/01/35[4]	3,000,000	3,063,300
7.25% due 09/01/40[4]	2,000,000	2,040,700
Total Alabama		10,207,150

Louisiana – 2.3%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[4]	8,000,000	8,224,640

See notes to financial statements.

22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.6% (continued)
Louisiana – 2.3% (continued)
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital
Revenue Bonds, North Oaks Health System Project, Build America Bonds[8]
7.20% due 02/01/42[4]	$ 1,055,000	$ 1,061,604
Total Louisiana		9,286,244

South Carolina – 2.1%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[8]
7.33% due 07/01/40	5,000,000	7,210,150
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[6]	1,000,000	1,136,927
Total South Carolina		8,347,077

Vermont – 1.9%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[8]
7.21% due 07/01/40	7,500,000	7,685,775

Mississippi – 1.8%
Medical Center Educational Building Corporation, Taxable Build America
Bonds, University of Mississippi Medical Center Facilities Expansion
and Renovation Project[8]
6.84% due 06/01/35	5,000,000	5,110,850
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
Revenue Bonds, Forrest County General Hospital Project[8]
7.27% due 01/01/20	1,000,000	1,004,130
7.39% due 01/01/20[4]	905,000	908,819
Total Mississippi		7,023,799

Nevada – 1.7%
Nevada System of Higher Education University, Revenue Bonds, Build
America Bonds[8]
7.90% due 07/01/40	5,050,000	5,221,851
7.60% due 07/01/30	1,500,000	1,548,555
Total Nevada		6,770,406

Florida – 1.3%
Orlando, Florida, Community Redevelopment Agency, Taxable Tax
Increment Revenue Build America Bonds[8]
7.78% due 09/01/40[4]	5,000,000	5,210,250

Maryland – 1.3%
Maryland Economic Development Corp.
5.75% due 09/01/25	5,000,000	5,129,050

South Dakota – 0.9%
City of Pierre South Dakota Electric Revenue Bonds
7.50% due 12/15/40	3,490,000	3,499,563

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 108.6% (continued)
Massachusetts – 0.5%
Tufts Medical Center, Inc.
7.00% due 01/01/38	$ 1,500,000	$ 1,918,694

Puerto Rico – 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
1.93% (3 Month USD LIBOR + 0.52%) due 07/01/29[7]	1,000,000	987,500

Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	270,160

District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	108,153
Total Municipal Bonds
(Cost $372,977,516)		435,372,156

CORPORATE BONDS†† – 5.4%
Energy – 2.5%
CNX Resources Corp.
5.88% due 04/15/22[4]	4,624,000	4,485,280
Antero Resources Corp.
5.63% due 06/01/23[4]	2,100,000	1,485,750
5.38% due 11/01/21[4]	1,600,000	1,478,000
5.13% due 12/01/22[4]	500,000	406,250
Range Resources Corp.
5.75% due 06/01/21[4]	300,000	299,250
5.88% due 07/01/22[4]	225,000	216,562
5.00% due 08/15/22	100,000	94,750
Husky Energy, Inc.
3.95% due 04/15/22[4]	250,000	257,989
4.00% due 04/15/24[4]	195,000	204,392
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[4]	300,000	308,648
Equities Corp.
4.88% due 11/15/21[4]	250,000	256,055
Buckeye Partners, LP
4.35% due 10/15/24[4]	250,000	248,473
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	225,000	169,875
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	114,734
DCP Midstream Operating, LP
5.35% due 03/15/20[6]	100,000	100,375
Total Energy		10,126,383

See notes to financial statements.

24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

CORPORATE BONDS†† – 5.4% (continued)
Communications – 1.1%
Level 3 Financing, Inc.
5.38% due 01/15/24[4]	$ 1,661,000	$ 1,687,991
5.38% due 05/01/25[4]	572,000	592,020
Sprint Communications, Inc.
7.00% due 03/01/20[4,6]	900,000	906,471
T-Mobile USA, Inc.
6.00% due 04/15/24[4]	500,000	517,292
MDC Partners, Inc.
6.50% due 05/01/24[6]	293,000	266,630
CSC Holdings LLC
5.25% due 06/01/24	100,000	107,500
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	100,000	83,000
Total Communications		4,160,904

Consumer, Non-cyclical – 0.6%
Avantor, Inc.
6.00% due 10/01/24[4,6]	1,000,000	1,071,250
Bausch Health Companies, Inc.
6.50% due 03/15/22[4,6]	1,000,000	1,026,250
WEX, Inc.
4.75% due 02/01/23[6]	250,000	252,500
Par Pharmaceutical, Inc.
7.50% due 04/01/27[6]	100,000	94,500
Total Consumer, Non-cyclical		2,444,500

Technology – 0.5%
Qorvo, Inc.
5.50% due 07/15/26[4]	1,500,000	1,595,625
Infor US, Inc.
6.50% due 05/15/22	200,000	203,760
Total Technology		1,799,385

Industrial – 0.4%
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[4,6]	600,000	640,500
Cleaver-Brooks, Inc.
7.88% due 03/01/23[6]	350,000	334,688
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	250,000	265,331
ADT Security Corp.
6.25% due 10/15/21	200,000	212,000
Total Industrial		1,452,519

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

CORPORATE BONDS†† – 5.4% (continued)
Consumer, Cyclical – 0.3%
Titan International, Inc.
6.50% due 11/30/23[4]	$ 850,000	$ 703,375
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[4,6]	500,000	537,575
Total Consumer, Cyclical		1,240,950

Financial – 0.0%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6]	125,000	127,500

Basic Materials – 0.0%
Neon Holdings, Inc.
10.13% due 04/01/26[6]	100,000	100,750
Mirabela Nickel Ltd.
due 06/24/19[5,9]	96,316	4,816
Total Basic Materials		105,566
Total Corporate Bonds
(Cost $21,866,286)		21,457,707

SENIOR FLOATING RATE INTERESTS††,7 – 3.3%
Technology – 0.8%
TIBCO Software, Inc.
5.78% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/26	1,000,000	1,002,500
Lytx, Inc.
8.45% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	568,291	559,500
EIG Investors Corp.
5.67% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 02/09/23	477,550	448,897
Misys Ltd.
5.70% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	425,067	415,239
Transact Holdings, Inc.
6.45% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26†††	300,000	292,500
24-7 Intouch, Inc.
5.95% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	297,000	285,120
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	288,563	264,757
Peak 10 Holding Corp.
5.60% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	98,492	78,892
Targus Group International, Inc.
due 05/24/16*,†††,1,2,9	213,492	—
Total Technology		3,347,405

Consumer, Non-cyclical – 0.7%
Valeant Pharmaceuticals International, Inc.
4.52% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/27/25	2,625,000	2,634,187

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,7 – 3.3% (continued)
Consumer, Non-cyclical – 0.7% (continued)
BCPE Eagle Buyer LLC
5.95% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	$ 293,970	$ 276,332
Certara, Inc.
5.20% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	81,469	80,247
Total Consumer, Non-cyclical		2,990,766

Communications – 0.6%
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	1,000,000	965,000
Liberty Cablevision Of Puerto Rico LLC
6.77% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	500,000	503,875
Mcgraw-Hill Global Education Holdings LLC
5.70% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	437,172	398,251
Market Track LLC
6.18% (2 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 5.25%) due 06/05/24†††	244,375	217,494
STV Group, Inc.
due 11/22/26	200,000	198,500
SFR Group S.A.
5.77% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	198,000	196,329
Imagine Print Solutions LLC
6.46% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	195,000	77,674
Total Communications		2,557,123

Consumer, Cyclical – 0.5%
Accuride Corp.
7.35% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	931,814	745,451
WESCO
6.36% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,1	493,750	491,890
American Tire Distributors, Inc.
9.20% (1 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	309,346	269,904
7.72% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	34,224	33,660
BBB Industries, LLC
6.20% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	257,425	248,899
Total Consumer, Cyclical		1,789,804

Financial – 0.2%
Jane Street Group LLC
4.70% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 08/25/22	381,274	378,731
Jefferies Finance LLC
5.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/03/26	299,250	296,009
Total Financial		674,740

Industrial – 0.2%
STS Operating, Inc. (SunSource)
5.95% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	395,725	384,843

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,7 – 3.3% (continued)
Industrial – 0.2% (continued)
Bhi Investments LLC
6.70% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	$ 274,994	$ 271,900
Total Industrial		656,743

Energy – 0.1%
Matador Bidco S.A.R.L
6.45% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 10/15/26	500,000	501,250
Summit Midstream Partners, LP
7.70% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	80,189	77,249
Total Energy		578,499

Basic Materials – 0.1%
PeroxyChem Holdings LP
7.06% (6 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/01/24†††	250,000	249,062
GrafTech Finance, Inc.
5.20% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	183,889	179,292
Total Basic Materials		428,354

Utilities – 0.1%
Oregon Clean Energy LLC
5.45% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	246,217	245,909
Total Senior Floating Rate Interests
(Cost $13,823,739)		13,269,343

ASSET-BACKED SECURITIES†† – 1.0%
Collateralized Loan Obligations – 0.9%
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[5]	1,000,000	989,247
Venture XX CLO Ltd.
2015-20A, 8.30% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%) due 04/15/27[6,7]	900,000	779,675
WhiteHorse X Ltd.
2015-10A, 7.30% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[6,7]	500,000	460,639
WhiteHorse VIII Ltd.
2014-1A, 6.46% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26[6,7]	500,000	404,988
Mountain Hawk II CLO Ltd.
2013-2A, 5.12% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[6,7]	250,000	249,204
Staniford Street CLO Ltd.
2014-1A, 5.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25[6,7]	250,000	249,100
Adams Mill CLO Ltd.
2014-1A, 7.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[6,7]	250,000	226,658
BNPP IP CLO Ltd.
2014-2A, 7.19% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[6,7]	250,000	209,940
Avery Point V CLO Ltd.
2014-5A, 6.90% (3 Month USD LIBOR + 4.90%, Rate Floor: 0.00%) due 07/17/26[6,7]	250,000	198,001
Total Collateralized Loan Obligations		3,767,452

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount	Value

ASSET-BACKED SECURITIES†† – 1.0% (continued)
Collateralized Debt Obligations – 0.1%
N-Star REL CDO VIII Ltd.
2006-8A, 2.48% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[4,6,7]	$ 316,321	$ 312,566

Transport-Aircraft – 0.0%
Raspro Trust
2005-1A, 2.56% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/23/24[4,6,7]	210	210
Total Asset-Backed Securities
(Cost $3,838,918)		4,080,228

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.5%
Residential Mortgage Backed Securities – 0.5%
LSTAR Securities Investment Limited
2019-5, 3.20% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[6,7]	2,000,000	1,996,674

Military Housing – 0.0%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.49% (WAC) due 11/25/52[5,7]	92,703	91,306
Total Collateralized Mortgage Obligations
(Cost $2,092,703)		2,087,980
Total Investments – 137.2%
(Cost $489,613,452)		$ 549,935,991
Other Assets & Liabilities, net – (37.2)%		(149,045,807)
Total Net Assets – 100.0%		$ 400,890,184

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Security was fair valued by the Valuation Committee at November 30, 2019.The total market value of fair valued securities amounts to $1,089,362, (cost $1,272,802) or 0.3% of total net assets.
2	Affiliated issuer.
3	Rate indicated is the 7-day yield as of November 30, 2019.
4
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of November 30, 2019, the total value of securities segregated was $238,338,162.

5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $8,727,135 (cost $8,427,533), or 2.2% of total net assets — See Note 12.

6
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $11,766,571 (cost $11,223,630), or 2.9% of total net assets.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

7
Variable rate security.Rate indicated is the rate effective at November 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

8	Taxable municipal bond issued as part of the Build America Bond program.
9	Security is in default of interest and/or principal obligations.

LIBOR	London Interbank Offered Rate
USD	United States Dollar
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Trust’s investments at November 30, 2019 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs		Total
Common Stocks	$31,400	$—	$37,972		$69,372
Closed-End Funds	72,703,284	—	—		72,703,284
Money Market Fund	895,921	—	—		895,921
Municipal Bonds	—	435,372,156	—		435,372,156
Corporate Bonds	—	21,457,707	—		21,457,707
Senior Floating Rate Interests	—	11,458,897	1,810,446	*	13,269,343
Asset-Backed Securities	—	4,080,228	—		4,080,228
Collateralized Mortgage Obligations	—	2,087,980	—		2,087,980
Total Assets	$73,630,605	$474,456,968	$1,848,418		$549,935,991

Investments in Securities (Liabilities)
Unfunded Loan Commitments (Note 11)	$—	$—	$82,275		$82,275

* Includes securities with a market value of $0.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $110,848,203 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the period ended November 30, 2019, in which the company is an affiliated issuer, were as follows:

						Change in
					Realized	Unrealized			Shares/
	Value				Gain	Appreciation	Value		Face Amount
Security Name	05/31/19		Additions	Reductions	(Loss)	(Depreciation)	11/30/19		11/30/19
Common Stocks
BP Holdco LLC *,1	$5,515		$–	$–	$–	$–	$5,515		15,619
Targus Group International
Equity, Inc.*,1	39,160		–	(10,509)	–	2,499	31,150		17,838
Senior Floating Rate Interests
Targus Group International
Equity, Inc. due 05/24/16*,1,2,3	–	**	–	–	–	–	–	**	$213,492
	$44,675		$–	$(10,509)	$–	$2,499	$36,665

*	Non-income producing security.
**	Security has a market value $0.
1	Security was fair valued by the Valuation Committee at November 30, 2019.The total market value of fair valued securities amounts to $36,665, (cost $222,601) or less than 0.1% of total net assets.
2	Security is in default of interest and/or principal obligations.
3
Variable rate security.Rate indicated is the rate effective at November 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2019

ASSETS:
Investments in unaffiliated issuers, at value (cost $489,390,851)	$549,899,326
Investments in affiliated issuers, at value (cost $222,601)	36,665
Cash	101,617
Prepaid expenses	7,159
Receivables:
Interest	7,797,453
Fund shares sold	233,499
Dividends	134,698
Total assets	558,210,417
LIABILITIES:
Reverse repurchase agreements (Note 7)	110,848,203
Borrowings	44,509,544
Interest due on borrowings	99,295
Unfunded loan commitments, at value (Note 11)
(commitment fees received $313,565)	82,275
Payable for:
Investments purchased	1,158,000
Investment advisory fees	273,545
Excise tax	130,000
Professional fees	59,671
Trustees’ fee and expenses*	38,833
Offering costs	37,412
Other liabilities	83,455
Total liabilities	157,320,233
NET ASSETS	$400,890,184
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
17,696,387 shares issued and outstanding	$176,964
Additional paid-in capital	336,976,837
Total distributable earnings (loss)	63,736,383
NET ASSETS	$400,890,184
Shares outstanding ($0.01 par value with unlimited amount authorized)	17,696,387
Net asset value	$22.65

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	November 30, 2019
For the Six Months Ended November 30, 2019 (Unaudited)

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$14,169,256
Dividends from securities of unaffiliated issuers	998,666
Total investment income	15,167,922
EXPENSES:
Interest expense	1,821,799
Investment advisory fees	1,584,562
Excise tax expense	130,000
Professional fees	87,888
Fund accounting fees	81,820
Administration fees	59,628
Trustees’ fees and expenses*	48,861
Printing fees	30,411
Custodian fees	13,690
Registration and filing fees	11,895
Transfer agent fees	10,659
Insurance	5,618
Miscellaneous	5,865
Total expenses	3,892,696
Net investment income	11,275,226
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	762,567
Swap agreements	264,985
Net realized gain	1,027,552
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(16,920)
Investments in affiliated issuers	2,499
Swap agreements	(286,812)
Net change in unrealized appreciation (depreciation)	(301,233)
Net realized and unrealized gain	726,319
Net increase in net assets resulting from operations	$12,001,545

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2019

	Six Months Ended
	November 30, 2019	Year Ended
	(Unaudited)	May 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,275,226	$22,609,619
Net realized gain on investments	1,027,552	737,072
Net change in unrealized appreciation (depreciation)
on investments	(301,233)	3,277,699
Net increase in net assets resulting from operations	12,001,545	26,624,390
DISTRIBUTIONS TO SHAREHOLDERS	(13,165,734)	(26,278,710)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	6,141,797	–
Reinvestments of distributions	234,305	149,168
Common shares offering costs charged to paid-in-capital	(37,412)	–
Net increase in net assets resulting from shareholder transactions	6,338,690	149,168
Net increase in net assets	5,174,501	494,848
NET ASSETS:
Beginning of period	395,715,683	395,220,835
End of period	$400,890,184	$395,715,683

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	November 30, 2019
For the Six Months Ended November 30, 2019 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 12,001,545
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	14,421
Net realized gain on investments	(762,567)
Purchase of long-term investments	(97,395,222)
Proceeds from sale of long-term investments	39,691,654
Net proceeds from sale of short-term investments	2,066,654
Net accretion of discount and amortization of premium	(103,119)
Corporate actions and other payments	19,359
Commitment fees received and repayments of unfunded loan commitments	52,594
Decrease in interest receivable	501,347
Increase in dividends receivable	(134,698)
Decrease investments sold receivable	1,141
Increase in prepaid expenses	(6,598)
Decrease in investments purchased payable	(3,624,726)
Decrease in interest due on borrowings	(22,584)
Increase in professional fees payable	59,671
Increase in investment advisory fees payable	22,647
Increase in excise tax payable	130,000
Decrease in variation margin on interest rate swap agreements	(11,935)
Increase in trustees’ fees and expenses payable*	9,196
Decrease other liabilities	(127,383)
Net Cash Used in Operating and Investing Activities	$ (47,618,603)
Cash Flows From Financing Activities:
Proceeds from the issuance of common shares	5,908,298
Distributions to common shareholders	(12,931,429)
Proceeds from borrowings	84,366,742
Payments made on borrowings	(84,366,742)
Proceeds from reverse repurchase agreements	243,476,068
Payments made on reverse repurchase agreements	(188,784,875)
Net Cash Provided by Financing Activities	$ 47,668,062
Net increase in cash	49,459
Cash at Beginning of Period (including restricted cash)**	52,158
Cash at End of Period	$ 101,617
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 234,305
Supplemental Disclosure of Non Cash Financing Activity: Cash paid during the year
for interest	$ 1,777,909

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $26,062 of cash and $26,096 of segregated cash for swap agreements with broker.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	November 30, 2019

	Period Ended
	November 30, 2019		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015

Per Share Data:
Net asset value, beginning of period	$22.71		$22.69	$23.30	$23.30	$23.35	$23.26
Income from investment operations:
Net investment income(a)	0.65		1.30	1.48	1.59	1.48	1.48
Net gain (loss) on investments (realized and unrealized)	0.04		0.23	(0.58)	(0.04)	0.13	0.27
Total from investment operations	0.69		1.53	0.90	1.55	1.61	1.75
Less distributions from:
Net investment income	(0.75)		(1.43)	(1.35)	(1.55)	(1.64)	(1.48)
Capital gains	—		(0.08)	(0.16)	—	(0.02)	(0.18)
Total distributions to shareholders	(0.75)		(1.51)	(1.51)	(1.55)	(1.66)	(1.66)
Net asset value, end of period	$22.65		$22.71	$22.69	$23.30	$23.30	$23.35
Market value, end of period	$23.51		$23.38	$21.44	$23.23	$22.28	$21.64
Total Return(b)
Net asset value	3.07%		7.11%	3.93%	6.81%	7.25%	7.64%
Market value	3.90%		16.81%	(1.23%)	11.62%	10.95%	7.52%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$400,890		$395,716	$395,221	$405,780	$405,820	$406,668
Ratio to average net assets of:
Total expenses, including interest expense(c)	1.92	%(e)	1.68%	1.65%	1.54%	1.38%	1.32%
Net investment income, including interest expense	5.67	%(e)	5.82%	6.42%	6.80%	6.47%	6.26%
Portfolio turnover rate	8%		6%	8%	6%	7%	11%
Senior Indebtedness:
Borrowings – committed facility agreement (in thousands)	$44,510		$44,510	$44,510	$47,509	$61,710	$35,510
Asset Coverage per $1,000 of borrowings(d)	$10,007		$9,891	$9,879	$9,541	$7,576	$12,452

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2019

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratios for the six months ended November 30, 2019 and the years ended May 31 would be:

November 30,
2019	2019	2018	2017	2016	2015
1.00%	0.95%	0.99%	1.00%	0.99%	1.02%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings.
(e)	Annualized.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2019

Note 1 – Organization
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Significant Accounting Policies
The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.
Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

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If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
The value of interest rate swap agreements entered into by the Trust are accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

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(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interest and Loan Investments
Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Interests in When-Issued Securities
The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes

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delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translations
The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(f) Distributions to Shareholders
The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(g) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from the swap

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counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) on the Statement of Operations.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.
Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified

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amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value.
Certain standardized swaps are subject to mandatory central clearing and are executed on a multilateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Trust, depending on fluctuations in the fair value of the reference entity.
For a Trust utilizing interest rate swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay.
Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.
The following table represents the Trust’s use and volume of interest rate swaps on a monthly basis:

Average Notional
Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Hedge, Income	$ –	$ –*

*  Interest rateswap agreements were outstanding for 138 days during the period November 30, 2019. The daily average outstanding notional amount of interest rate swap agreements during the period was $81,586,957.

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the period ended November 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk
$ 264,985

Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Swaps Interest Rate Risk
$ (286,812)

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In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.
The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse
Repurchase
Agreements	$110,848,203	$ –	$110,848,203	$(110,848,203)	$ –	$ –

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
Certain trustees and officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

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Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into

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such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended November 30, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $81,679,988. The weighted average interest rate was 2.59%. As of November 30, 2019, there was $110,848,203 in reverse repurchase agreements outstanding.
As of November 30, 2019, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
BNP Paribas	2.25%*	Open Maturity	$ 71,493,722
RBC Capital Markets LLC	2.14% - 2.61%	12/04/19 - 02/05/20	20,608,027
Credit Suisse Securities (USA) LLC	1.95% - 2.35%	12/04/19 - 02/03/20	11,655,945
Barclays Capital, Inc.	2.33%	12/04/19	5,280,990
BofA Securities, Inc.	2.00%	02/21/20	1,642,417
J.P. Morgan Securities LLC	2.00%*	Open Maturity	167,102
			$ 110,848,203

*  The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2019.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2019, aggregated by asset class of the related collateral pledged by the Trust:

	Overnight and	Up to		Greater than
	Continuous	30 days	31-90 days	90 days	Total
Municipal Bonds	$71,493,722	$10,076,820	$14,962,323	$—	$96,532,865
Corporate Bonds	167,102	3,561,396	10,586,840	—	14,315,338
Total Reverse Repurchase Agreements	$71,660,824	$13,638,216	$25,549,163	$—	$110,848,203
Gross amount of recognized
liabilities for reverse
repurchase agreements	$71,660,824	$13,638,216	$25,549,163	$—	$110,848,203

Note 8 – Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the credit facility, the interest rate on the amount borrowed was based on the 3-month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points was charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, if the Trust borrows less than 50% available. On February 27, 2017, the terms were amended such that the unused commitment fee applies if the Trust borrows less than 75% of the amount available. On March 15, 2018, the terms were further amended such that the interest rate on the amount borrowed is based on the 1-Month USD LIBOR plus 80 basis points. On June 15, 2018, the terms were amended such that the interest rate on the amount borrowed is based on the 3-month LIBOR plus 75 basis points, and an unused commitment fee of 20 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2019, there was $44,509,544 outstanding in

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connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $46,383,861 with a related average interest rate of 2.92%. The maximum amount outstanding during the period was $53,509,544. As of November 30, 2019, the total value of securities segregated and pledged as collateral in connection with borrowings was $59,249,696.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income and state income taxes. Therefore, no provision for federal or state income tax is required.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
At November 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

	Tax Unrealized	Tax Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$489,613,452	$63,378,449	$(3,055,910)	$60,322,539

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

As of May 31, 2019, (the most recent fiscal year end for federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

	Undistributed		Accumulated
Undistributed	Long-Term	Net Unrealized	Capital and
Ordinary Income	Capital Gain	Appreciation	Other Losses	Total
$4,150,304	$ —	$60,855,062	$(104,794)	$64,900,572

For the year ended May 31, 2019, (the most fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gains	Capital	Distributions
$25,277,542	$1,001,168	$ —	$26,278,710

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 10 – Securities Transactions
For the period ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives transactions, were $97,395,222 and $39,691,654, respectively.
Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of November 30, 2019. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2019, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $179,088,466.
The unfunded loan commitments as of November 30, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$60,039	$736
Lytx, Inc.	08/31/22	26,316	1,812
Solera LLC	03/03/21	2,250,000	79,727
		$2,336,355	$82,275

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38[3]	02/02/18	$7,259,130	$7,641,766
FDF I Ltd.
2015-1A, 7.50% due 11/12/30	04/22/19	988,483	989,247
Freddie Mac Military Housing Bonds Resecuritization
Trust Certificates 2015-R1, 5.49% (WAC) due 11/25/52[2]	09/10/19	92,703	91,306
Mirabela Nickel Ltd.
9.50% due 06/24/19[1]	12/31/13	87,217	4,816
		$8,427,533	8,727,135

1 Security is in default of interest and/or principal obligations.
2  Variable rate security. Rate indicated is the rate effective at November 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

3 All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements.

Note 13 – Capital
Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,696,387 issued and outstanding. Transactions in common shares were as follows:

	Period Ended	Year Ended
	November 30, 2019	May 31,2019
Beginning shares	17,422,970	17,416,307
Shares issued through at-the-market offering	263,176	—
Shares issued through dividend reinvestment	10,241	6,663
Ending shares	17,696,387	17,422,970

On October 16, 2019, the Trust’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On October 16, 2019, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 3,000,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust.
As of November 30, 2019, up to 2,736,824 shares remained available under the at-the-market sales agreement. The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Trust up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred.

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

Note 14 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of June 1, 2019, the Trust has fully adopted the provisions of the 2017 ASU which was applied on a modified-retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.
Note 15 – Subsequent Events
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited)	November 30, 2019

Federal Income Tax Information
In January 2020, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2019.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

Trustees
The Trustees of the Guggenheim Taxable Municipal Managed Duration Trust and their principal business occupations during the past five years:

Number of
Name, Address*	Position(s)	Term of Office		Portfolios in
and Year of Birth	Held with	and Length of		Fund Complex	Other Directorships
of Trustees	Trust	Time Served**	Principal Occupation(s) During Past 5 Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2010	Current: Private Investor (2001-present).	158	Current: Trustee, Purpose Investments
(1951)					Funds (2013-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc.		Grade Municipal Fund (2003-2016).
(1987-1990).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm).	157	Current: Hunt Companies, Inc. (2019-
(1959)					present).
Former: Senior Leader, TIAA (financial services firm) (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).
Donald A.	Trustee and	Since 2014	Current: Retired.	157	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.	Chairman of
(1946)	the Valuation		Former: Business broker and manager of commercial real estate,
	Oversight		Griffith & Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust
(1946)	Chairman of				(2000-present).
the Audit
	Committee				Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III	Trustee and	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company	157	Former: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-2019).
the Contracts
Review
Committee

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	November 30, 2019

Number of
Name, Address*	Position(s)	Term of Office		Portfolios in
and Year of Birth	Held with	and Length of		Fund Complex	Other Directorships
of Trustees	Trust	Time Served**	Principal Occupation(s) During Past 5 Years	Overseen	Held by Trustees
Independent Trustees continued:
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment	157	Current: US Global Investors (GROW)
Lydon, Jr.	Vice Chairman		adviser) (1996-present).		(1995-present); and Harvest Volatility
(1960)	of the Contracts				Edge Trust (3) (2017-present).
Review Committee
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Momkus LLC (2016-present).	158	Current: PPM Funds (9) (2018-present);
(1953)	Chairman of the				Edward-Elmhurst Healthcare System
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present); Western Asset Inflation-
	Governance		President, General Counsel, and Corporate Secretary, Van Kampen		Linked Opportunities & Income Fund
	Committee		Investments (1982-1999).		(2004-present); Western Asset Inflation-
Linked Income Fund (2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).
Sandra G. Sponem	Trustee	Since 2019	Current: Retired.	157	Current: SPDR Series Trust (78)
(1958)					(2018-present); SPDR Index Shares
			Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson		Funds (31) (2018-present); SSGA Active
			Companies, Inc. (general contracting firm) (2007-2017).		Trust (12) (2018-present); and SSGA
Master Trust (1) (2018-present).
Ronald E.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	157	Current: Western Asset Inflation-Linked
Toupin, Jr.	Chairman of		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
(1958)	the Board		Investment Company Institute (2018-present).		(2004-present); Western Asset Inflation-
Linked Income Fund (2003-present).
Former: Member, Executive Committee, Independent Directors Council
			(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Former: Managed Duration Investment
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Grade Municipal Fund (2003-2016).
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

Number of
Name, Address*	Position(s)	Term of Office		Portfolios in
and Year of Birth	Held with	and Length of		Fund Complex	Other Directorships
of Trustees	Trust	Time Served**	Principal Occupation(s) During Past 5 Years	Overseen	Held by Trustees
Interested Trustee:
Amy J. Lee***	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	157	None.
(1961)	President and	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	Chief Legal		(2014-present); Vice President, certain other funds in the Fund Complex
	Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer (2017-2018); President, certain
		Since 2012	other funds in the Fund Complex (2017-2019); Vice President, Associate
		(Vice	General Counsel and Assistant Secretary, Security Benefit Life Insurance
		President)	Company and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.

— Messrs. Barnes and Chubb and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2020.

— Messrs. Farley, Friedrich, Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2021.

— Mr. Toupin and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2022.

***	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust’s Adviser and/or the parent of the Adviser.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	November 30, 2019

OFFICERS
The Officers of the Guggenheim Taxable Municipal Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past 5 Years
Officers:
Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer,
(1972)	Chief Executive		Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative
	Officer		Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present).
(1966)	Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past 5 Years
Officers continued:
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Megaris	Secretary
(1984)
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for
Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration,
Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Officer, Chief		Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Treasurer		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
Officer and Treasurer, Van Kampen Funds (1996-2004).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	November 30, 2019

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past 5 Years
Officers continued:
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex
(1989)	Treasurer		(2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2019

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 59

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2019

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

TRUST INFORMATION	November 30, 2019

Board of Trustees

Randall C. Barnes

Angela Brock-Kyle

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as defined
in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of
her position as President of the Investment
Adviser and Sub-Adviser.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public Accounting
Firm
Ernst & Young LLP
Tysons, VA

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 61

TRUST INFORMATION continued	November 30, 2019

Privacy Principles of Guggenheim Taxable Municipal Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Taxable Municipal Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab. The Trust’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

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ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/20)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-SAR-1119

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Taxable Municipal Managed Duration Trust
By:      /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President, Chief Executive Officer
Date:    February 10, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:    February 10, 2020
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:    February 10, 2020